THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln Life Variable Annuity Account N

Lincoln InvestmentSolutionsSM, Lincoln InvestmentSolutionsSM RIA

Supplement dated November 16, 2022 to the Updating Summary Prospectus for Current Contractowners
dated May 1, 2022

This Supplement to your prospectus outlines important changes that become effective on and after November 28, 2022.  These changes are related to:

a) Appendix A – Funds Available Under The Contract; and
b) Appendix B – Investment Requirements.

All other provisions outlined in your variable annuity prospectus remain unchanged. This Supplement is for informational purposes and requires no action on your part.

The following line items are added to Appendix A – Funds Available Under the Contract:

Investment Objective	Fund and Adviser/Sub-adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2021)
			1 year	5 year	10 year
Long-term capital appreciation.	LVIP Delaware SMID Cap Core Fund – Standard Class	0.80%	23.18%	13.09%	13.30%
Capital growth.	LVIP Wellington Capital Growth Fund – Standard Class	0.70%[1]	17.12%	26.67%	20.48%
1This fund is subject to an expense reimbursement or fee waiver arrangement. As a result, this fund’s annual expenses reflect temporary expense reductions. See the fund’s prospectus for additional information.

Appendix B – Investment Requirements. If you have elected a Living Benefit Rider, you may be subject to the Investment Requirements outlined in the prospectus, according to which Living Benefit Rider you own and when you elected that rider. Please refer to your prospectus to determine if you are subject to Investment Requirements. The changes outlined below are effective beginning November 28, 2022, and are added to the existing Investment Requirements in your prospectus. All other provisions of Investment Requirements remain unchanged.

Please note that your contract may not offer every rider impacted by these requirements.

The following change applies to purchasers of Lincoln InvestmentSolutionsSM only.

The following changes apply to Investment Requirements for Lincoln Wealth PassSM and i4LIFE® Advantage Select Guaranteed Income Benefit Riders. The LVIP Delaware SMID Cap Core Fund and LVIP Wellington Capital Growth Fund are added to the list of funds that cannot exceed 80% of your Contract Value.

The following changes apply to Investment Requirements for other Living Benefit Riders. The LVIP Delaware SMID Cap Core Fund and LVIP Wellington Capital Growth Fund are added to the list of funds that cannot exceed 70% of your Contract Value.

The following change applies to purchasers of Lincoln InvestmentSolutionsSM RIA only.

The following changes apply to Investment Requirements for i4LIFE® Advantage Select Guaranteed Income Benefit purchased on or after May 21, 2018. The LVIP Delaware SMID Cap Core Fund and LVIP Wellington Capital Growth Fund are added to the list of funds among which you may allocate 100% of your Contract Value.

The following changes apply to Investment Requirements for other Living Benefit Riders. The LVIP Delaware SMID Cap Core Fund and LVIP Wellington Capital Growth Fund are added to the list of funds that cannot exceed 80% of your Contract Value.

Please retain this Supplement for future reference.